Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2025
Financial Instruments and Risk Management
Financial Instruments and Risk Management

26. Financial Instruments and Risk Management

The company’s financial instruments consist of cash and cash equivalents, accounts receivable, derivative contracts, substantially all accounts payable and accrued liabilities, debt, and certain portions of other assets and other long-term liabilities.

Non-Derivative Financial Instruments

The fair values of cash and cash equivalents, accounts receivable, and accounts payable and accrued liabilities approximate their carrying values due to the short-term maturities of those instruments.

The company’s long-term debt and long-term financial liabilities are recorded at amortized cost using the effective interest method. At December 31, 2025, the carrying value of fixed-term debt accounted for under amortized cost was $10.0 billion (December 31, 2024 – $10.3 billion) and the fair value at December 31, 2025 was $9.8 billion (December 31, 2024 – $10.1 billion). The estimated fair value of long-term debt is based on pricing sourced from market data, which is considered a Level 2 fair value input.

Suncor has a partnership with Fort McKay First Nation (FMFN) and Mikisew Cree First Nation (MCFN) where FMFN and MCFN own a combined 49% partnership interest in the East Tank Farm Development. The partnership liability is recorded at amortized cost using the effective interest method. At December 31, 2025, the carrying value of the Partnership liability accounted for under amortized cost was $382 million (December 31, 2024 – $398 million).

Derivative Financial Instruments

(a) Non-Designated Derivative Financial Instruments

The company uses derivative financial instruments, such as physical and financial contracts, to manage certain exposures to fluctuations in interest rates, commodity prices and foreign currency exchange rates, as part of its overall risk management program, as well as for trading purposes.

The changes in the fair value of non-designated derivatives are as follows:

($ millions)	2025	2024
Fair value outstanding, beginning of year	82	(20)
Changes in fair value recognized in earnings during the year (note 7)	161	114
Contracts realized during the year - (gain)	(50)	(12)
Fair value outstanding, end of year	193	82

(b) Fair Value Hierarchy

To estimate the fair value of derivatives, the company uses quoted market prices when available, or third-party models and valuation methodologies that utilize observable market data. In addition to market information, the company incorporates transaction-specific details that market participants would utilize in a fair value measurement, including the impact of non-performance risk. However, these fair value estimates may not necessarily be indicative of the amounts that could be realized or settled in a current market transaction. The company characterizes inputs used in determining fair value using a hierarchy that prioritizes inputs depending on the degree to which they are observable. The three levels of the fair value hierarchy are as follows:

●	Level 1 consists of instruments with a fair value determined by an unadjusted quoted price in an active market for identical assets or liabilities. An active market is characterized by readily and regularly available quoted prices where the prices are representative of actual and regularly occurring market transactions to assure liquidity.
●	Level 2 consists of instruments with a fair value that is determined by quoted prices in an inactive market, prices with observable inputs, or prices with insignificant non-observable inputs. The fair value of these positions is determined using observable inputs from exchanges, pricing services, third-party independent broker quotes, and published transportation tolls. The observable inputs may be adjusted using certain methods, which include extrapolation over the quoted price term and quotes for comparable assets and liabilities.
●	Level 3 consists of instruments with a fair value that is determined by prices with significant unobservable inputs. As at December 31, 2025, the company does not have any derivative instruments measured at fair value Level 3.

In forming estimates, the company utilizes the most observable inputs available for valuation purposes. If a fair value measurement reflects inputs of different levels within the hierarchy, the measurement is categorized based upon the lowest level of input that is significant to the fair value measurement.

The following table presents the company’s derivative financial instrument assets and liabilities measured at fair value for each hierarchy level as at December 31, 2025 and 2024.

($ millions)	Level 1	Level 2	Level 3	Total Fair Value
Accounts receivable	70	83	—	153
Accounts payable	(43)	(28)	—	(71)
Balance at December 31, 2024	27	55	—	82
Accounts receivable	212	55	—	267
Accounts payable	(38)	(36)	—	(74)
Balance at December 31, 2025	174	19	—	193

During the year ended December 31, 2025, there were no transfers between Level 1 and Level 2 fair value measurements.

Offsetting Financial Assets and Liabilities

The company enters into arrangements that allow for offsetting of derivative financial instruments and accounts receivable (payable), which are presented on a net basis on the balance sheet, as shown in the table below as at December 31, 2025 and 2024.

Financial Assets

Gross
	Gross	Liabilities	Net Amounts
($ millions)	Assets	Offset	Presented
Fair value of derivative assets	5 222	(5 069)	153
Accounts receivable	7 621	(4 632)	2 989
Balance at December 31, 2024	12 843	(9 701)	3 142
Fair value of derivative assets	3 839	(3 572)	267
Accounts receivable	6 891	(4 090)	2 801
Balance at December 31, 2025	10 730	(7 662)	3 068

Financial Liabilities

Gross
	Gross	Assets	Net Amounts
($ millions)	Liabilities	Offset	Presented
Fair value of derivative liabilities	(5 140)	5 069	(71)
Accounts payable	(7 210)	4 632	(2 578)
Balance at December 31, 2024	(12 350)	9 701	(2 649)
Fair value of derivative liabilities	(3 646)	3 572	(74)
Accounts payable	(6 169)	4 090	(2 079)
Balance at December 31, 2025	(9 815)	7 662	(2 153)

Risk Management

The company is exposed to a number of different risks arising from financial instruments. These risk factors include market risks as well as liquidity risk and credit risk.

A formal governance process, overseen by the Commodity Risk Management Committee (CRMC) under the Board of Directors, monitors limits, ensures policy compliance and reviews risk methodologies.

1) Market Risk

Market risk is the risk or uncertainty arising from market price movements that could adversely affect the value of the company’s financial assets, liabilities and expected future cash flows.

(a) Commodity Price Risk

Suncor’s financial performance is closely linked to crude oil and refined product prices (including pricing differentials for various product types) and, to a lesser extent, natural gas and electricity prices. The company may reduce its exposure to commodity price risk through various strategies including the use of derivative contracts to limit exposure to fluctuations in crude oil and refined product prices during transportation.

An increase or decrease of US$10/bbl of crude oil as at December 31, 2025, would increase or decrease pre-tax earnings for the company’s outstanding derivative financial instruments by approximately $328 million (2024 – $316 million increase or decrease).

(b) Foreign Currency Exchange Risk

The company is exposed to foreign currency exchange risk on revenues, capital expenditures or financial instruments that are denominated in a currency other than the company’s functional currency (Canadian dollars).

To manage the company’s exposure to foreign exchange rate volatility, the company may periodically enter into foreign exchange rate derivative contracts to fix the foreign exchange rate. As at December 31, 2025, the company had no outstanding foreign exchange derivative contracts.

As crude oil is priced in U.S. dollars, fluctuations in US$/Cdn$ exchange rates may have a significant impact on revenues. This exposure is partially offset through the issuance of U.S. dollar denominated debt. A $0.01 strengthening in the Cdn$ relative to the US$ exchange rate as at December 31, 2025, would increase pre-tax earnings related to the company’s U.S. dollar denominated long-term debt by approximately $100 million (2024 – $105 million).

(c) Interest Rate Risk

The company is exposed to interest rate risk as changes in interest rates may affect future cash flows and the fair values of its financial instruments. The primary exposure is related to its revolving-term debt of commercial paper and future debt issuances.

The company’s net earnings are sensitive to changes in interest rates on the floating rate portion of the company’s debt, which are offset by cash balances. To the extent interest expense is not capitalized, if interest rates applicable to floating rate instruments increased by 1%, it is estimated that the company’s pre-tax earnings would increase by approximately $37 million primarily due to a slight increase in cash balances and the reduction in long-term debt (2024 – approximately $35 million increase). This assumes that the amount and mix of fixed and floating rate debt remains unchanged from December 31, 2025.

2) Liquidity Risk

Liquidity risk is the risk that Suncor will not be able to meet its financial obligations when due. The company mitigates this risk by forecasting spending requirements as well as cash flow from operating activities, and maintaining sufficient cash, credit facilities, and debt shelf prospectuses to meet these requirements. The company believes it has sufficient funding through the use of these facilities and access to capital markets to meet its future capital requirements.

Surplus cash is invested into a range of short-dated money market securities. Investments are only permitted in high credit quality government or corporate securities. Diversification of these investments is managed through counterparty credit limits.

The following table shows the timing of cash outflows related to trade and other payables and debt.

December 31, 2024
	Trade and	Gross Derivative		Lease
($ millions)	Other Payables(1)	Liabilities(2)	Debt(3)	Liabilities
Within one year	8 090	4 084	1 587	852
2 to 3 years	—	1 056	2 037	1 404
4 to 5 years	—	—	1 330	943
Over 5 years	—	—	12 425	3 674
	8 090	5 140	17 379	6 873

	December 31, 2025
	Trade and	Gross Derivative		Lease
($ millions)	Other Payables(1)	Liabilities(2)	Debt(3)	Liabilities
Within one year	7 449	3 077	1 500	888
2 to 3 years	—	569	1 846	1 346
4 to 5 years	—	—	1 591	938
Over 5 years	—	—	11 355	3 871
	7 449	3 646	16 292	7 043
(1)	Trade and other payables exclude net derivative liabilities of $74 million (2024 – $71 million).
(2)	Gross derivative liabilities of $3.646 billion (2024 – $5.140 billion) are offset by gross derivative assets of $3.572 billion (2024 – $5.069 billion), resulting in a net amount of $74 million (2024 – $71 million).
(3)	Debt includes long-term debt and interest payments on fixed-term debt.

3) Credit Risk

Credit risk is the chance a customer or counterparty fails to meet its obligations. The company assesses each new party’s creditworthiness, assigns limits, and continuously monitors exposures. Credit limits are reduced if risk increases, and regular reporting plus quarterly Credit Committee reviews ensure compliance with the credit policy.

A substantial portion of the company’s accounts receivable are with customers in the oil and gas industry and are subject to normal industry credit risk. At December 31, 2025, substantially all of the company’s trade receivables were current.

The company may be exposed to certain losses in the event that counterparties to derivative financial instruments are unable to meet the terms of the contracts. The company’s exposure is limited to those counterparties holding derivative contracts owing to the company at the reporting date. At December 31, 2025, the company’s net exposure was $267 million (December 31, 2024 – $153 million).